SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SunCoke Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Vote by Internet • Go to www.envisionreports.com/SXC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

SunCoke Energy, Inc. Stockholder Meeting to be Held on May 9, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/SXC to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 30, 2013 to facilitate timely delivery.

SunCoke Energy, Inc.’s Annual Meeting of Stockholders will be held on May 9, 2013 at the Hotel Arista, 2139 CityGate Lane, Naperville, Illinois 60563, at 9:00 a.m. local time. You may vote at the 2013 Annual Meeting if you were a stockholder of record at the close of business on March 11, 2013.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees for director and FOR proposals 2 through 5:

1.	Election of Peter B. Hamilton, Karen B. Peetz, and John W. Rowe to the class of directors whose term expires in 2016.
2.	Advisory approval of the company’s executive compensation.
3.	Approval of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan.
4.	Approval of the SunCoke Energy, Inc. Senior Executive Incentive Plan.
5.	Ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2013.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the SunCoke Energy, Inc. 2013 Annual Meeting

The Hotel Arista is located at 2139 CityGate Lane, Naperville, Illinois 60563.

From the North or O’Hare Airport

Travel south on I-294. Exit at I-88 West. Exit at Illinois Route 59 and turn RIGHT. Take the first RIGHT at Westings Avenue. Turn LEFT at the stop sign. You will be facing the front of the hotel.

From the East

Travel west on I-290. Merge on to I-88 West. Exit at Illinois Route 59 and turn RIGHT. Take the first RIGHT at Westings Avenue. Turn LEFT at the stop sign. You will be facing the front of the hotel.

From the South

Travel north on I-294. Merge on to I-88 West. Exit at Illinois Route 59 and turn RIGHT. Take the first RIGHT at Westings Avenue. Turn LEFT at the stop sign. You will be facing the front of the hotel.

From the West

Travel east on I-88. Exit at Illinois Route 59 and turn LEFT. Take the first RIGHT at Westings Avenue. Turn LEFT at the stop sign. You will be facing the front of the hotel.

From Midway Airport

Travel south on I-55. Merge on to I-355 North. Continue to I-88 West. Exit at Illinois Route 59 and turn RIGHT. Take the first RIGHT at Westings Avenue. Turn LEFT at the stop sign. You will be facing the front of the hotel.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g      Internet – Go to www.envisionreports.com/SXC. Click Cast Your Vote or Request Materials. Follow
  the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g      Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g      Email – Send email to investorvote@computershare.com with “Proxy Materials SunCoke Energy, Inc.”
  in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

         To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 30, 2013.

01LWTB

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 09, 2013

SUNCOKE ENERGY, INC.

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000167758_1 R1.0.0.51160

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2013
Date: May 09, 2013 **Time:** 9:00 AM CDT
Location: Hotel Arista
2139 CityGate Lane
Naperville, Illinois 60563

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000167758_2 R1.0.0.51160

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Peter B. Hamilton 02 Karen B. Peetz 03 John W. Rowe The Board of Directors recommends you vote FOR the following proposal(s): 2 Advisory approval of the company’s executive compensation. 3 Approval of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan. 4 Approval of the SunCoke Energy, Inc. Senior Executive Incentive Plan. 5 Proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2013. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 0000167758_3 R1.0.0.51160 B A R C O D E 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO 51160 BANKS AND BROKERS . AS REQUIRED BY THE NEW YORK STOCK EXCHANGE . 0 . 0 R1 _ 4 0000167758 Broadridge Internal Use Only P99999-010 12 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence 15 # # of # Sequence # OF##